UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2026

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17130 N. Dallas Parkway, Suite 240 Dallas, Texas	75248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

As described in Item 5.03, which is incorporated by reference into this Item 3.03, Mangoceuticals, Inc. (the “Company”) amended its Series B and Series C preferred stock designations effective November 9, 2026, and established its Series D Preferred Stock effective November 9, 2026. Upon issuance, the Series D Preferred Stock will rank senior to the Company’s registered common stock, par value $0.0001 per share (the “Common Stock”), with respect to dividends and distributions upon liquidation, dissolution or winding up. The Common Stock holder’s right to receive dividends is subject to the Series D dividend priority and the terms of the Series D Designation. In a liquidation, dissolution or winding up, the Series D liquidation preference must be paid before any distribution to holders of Common Stock. The charter filings did not themselves result in the issuance of any Series D Preferred Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2026, the Company filed with the Texas Secretary of State a certificate of amendment to each of the previously filed certificates of designations governing its Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and its 6% Series C Convertible Cumulative Preferred Stock (the “Series C Preferred Stock”), as amended. Both amendments took effect upon filing (the “Series B Amendment” and the “Series C Amendment,” respectively, and together, the “Amendments”). The Board of Directors approved the Amendments on November 4, 2026. The Company previously reported the Series B holder’s November 2, 2026 written consent to the Series B Amendment in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 6, 2026.

The Series B Amendment adds a new Section 13, approving the Series D Designation (defined below) and the transactions implementing it, recognizing the Series D Preferred Stock’s senior dividend and liquidation ranking, and excluding the Series D Preferred Stock from the definition of Junior Securities under the Series B designation. For those transactions, the amendment waives conflicting restrictions, including the variable rate transaction restriction in the Series B Preferred Stock designation and applicable repurchase restrictions, as well as conflicting adjustment, participation and notice rights and resulting defaults and remedies. The approved Series D Preferred Stock pricing, stock settlements, dividends, calls and repurchases may proceed without further Series B Preferred Stock consent or an adjustment to the Series B Preferred Stock terms on account of those transactions.

The Series C Amendment adds a new Section 17, approving the Series D Designation and the transactions implementing it, treating the Series D Preferred Stock as Senior Shares under the Series C Preferred Stock designation, and waiving conflicting restrictions, adjustment and participation rights, notice requirements and resulting defaults and remedies for those transactions. Accrued Series C Preferred Stock dividends and increases in Series C Preferred Stock stated value are preserved, subject to the Series D Preferred Stock priority, including as to amounts accrued or capitalized before any Series D Preferred Stock issuance. Neither Amendment approves subsequent changes to the Series D Designation or unrelated transactions. The other provisions of each existing designation remain in effect.

On November 9, 2026, the Board of Directors approved the designation of the Series D Preferred Stock and on November 9, 2026, the Company filed with the Texas Secretary of State its Certificate of Designations (the “Series D Designation”) establishing 1,000,000 shares of 8% Series D Convertible Cumulative Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”). The Series D Designation took effect upon filing.

8% Series D Convertible Cumulative Preferred Stock

Stated Value and Ranking. Each share of Series D Preferred Stock has an original issue price and stated value of $10.00 (the “Stated Value”). The Series D Preferred Stock ranks senior to the Common Stock, Series B Preferred Stock and Series C Preferred Stock with respect to dividends and distributions upon liquidation, dissolution or winding up. This priority applies to the full Series D Preferred Stock liquidation preference and accrued and unpaid Series D Preferred Stock dividends ahead of corresponding Series B Preferred Stock and Series C Preferred Stock entitlements, including amounts accrued or capitalized before the first issuance of Series D Preferred Stock. The priority applies among equity holders and is subject to the claims of creditors. Common Stock issued upon conversion or redemption of the Series D Preferred Stock carries only the rights of Common Stock. The Stated Value adjusts proportionately for a subdivision or combination of the Series D Preferred Stock. A split or reverse split of the Common Stock alone leaves the Stated Value unchanged.

Dividend Rights. Each share of Series D Preferred Stock accrues cumulative dividends daily from its issuance date at an initial annual rate of 8% on the $10.00 Stated Value, equivalent to $0.80 per share per year, based on actual days elapsed and a 365-day year. Dividends accrue on a simple, noncompounding basis, whether or not declared. The Company will track unpaid dividends separately from Stated Value. Dividends are payable solely in cash, quarterly in arrears on March 31, June 30, September 30 and December 31, when, as and if declared by the Board of Directors, subject to legally available funds, sufficient unrestricted cash and applicable contractual restrictions. The first scheduled payment date is the first quarterly payment date after the specific issuance of the Series D Preferred Stock. If a payment date falls on a non-business day, payment may be made on the next business day. Series D Preferred Stock holders have no right to participate in dividends or other distributions on the Common Stock or any other class or series.

A dividend default occurs if the Company fails to pay a declared dividend when due and payment is legally and contractually permissible, or fails to pay an amount due upon a duly exercised redemption when payment is legally permissible. During the default, the dividend rate increases prospectively to 10% per annum and returns to 8% upon payment in full of the overdue amounts giving rise to the default. Unpaid dividends continue to accrue and are included in the applicable conversion, liquidation or redemption amount.

Liquidation Preference. Upon a voluntary or involuntary liquidation, dissolution or winding up of the Company, each Series D holder is entitled to receive $15.00 per share in cash plus accrued and unpaid dividends through, but excluding, the payment date, whether or not declared. This preference is payable after any senior equity preferences and before distributions to junior equity, including Common Stock and Series B Preferred Stock and Series C Preferred Stock. If assets available after satisfying any senior claims are insufficient to pay the Series D Preferred Stock preference and any parity preferences in full, the available assets are allocated ratably based on the amounts otherwise payable. Series D Preferred Stock holders have no right to share in the remaining assets after payment of their preference.

Conversion Rights. A holder of Series D Preferred Stock may elect to convert all or any whole shares of Series D Preferred Stock into Common Stock on or after the later of (i) the third anniversary of the issuance date of the shares being converted and (ii) the date the Company obtains stockholder approval for issuance of the Common Stock issuable upon conversion in accordance with applicable law, the Company’s governing documents and Nasdaq rules, including Nasdaq Listing Rule 5635. The three-year period is determined separately for shares issued at each closing. Conversion is at the holder’s election. The Series D Preferred Stock is subject to neither automatic conversion nor conversion at the Company’s election. Unconverted shares remain outstanding and continue to accrue dividends, subject to the Company’s redemption right.

The number of shares of Common Stock issuable upon conversion equals the aggregate Stated Value of the Series D shares surrendered plus accrued and unpaid regular dividends on those shares through, but excluding, the effective conversion date, divided by the applicable conversion price, discussed below. The $15.00 base liquidation preference and base redemption value are excluded from this calculation. The Company will pay cash for any fractional share based on the closing market price of the Common Stock on the conversion date, to the extent legally permissible. If payment is legally prohibited on that date, the amount remains payable when payment becomes legally permissible.

Conversion Price and Adjustments. The Company will establish the conversion price upon Commission qualification of its first Form 1-A offering statement for the Series D Preferred Stock, the first version of which was filed with the Commission on November 12, 2026, but which remains subject to Commission qualification. The price equals three times the volume-weighted average closing price of the Common Stock over the ten trading days immediately preceding qualification, subject to a floor equal to 20% of the “Minimum Price” under Nasdaq Listing Rule 5635(d)(1)(A), determined immediately before execution of the binding agreement under which the first Series D Preferred Stock shares are issued and sold (the “Floor Price”). The conversion price applies to all closings and is subject only to proportionate adjustments for stock splits, reverse stock splits, combinations, stock dividends and economically equivalent recapitalizations after the measurement period. The Floor Price is also subject to proportionate recapitalization adjustments.

Beneficial Ownership Limitation. A holder may convert only to the extent the holder and its affiliates would beneficially own no more than 4.999% of the outstanding Common Stock immediately after conversion. A holder may change its limit by written notice to the Company, up to a maximum of 9.999%. Any increase takes effect on the 61st day after the Company receives the notice. Any shares that cannot be converted because of the limit remain outstanding as Series D Preferred Stock.

Nasdaq and Stockholder Approval Restrictions. The Series D Designation prohibits the issuance of Common Stock upon conversion, redemption or otherwise to the extent the issuance would violate applicable securities laws, Nasdaq rules or any required stockholder approval. In addition, under the terms of the offering described in the Company’s November 12, 2026 Form 1-A, absent stockholder approval satisfying Nasdaq Listing Rule 5635 or written confirmation from Nasdaq that such approval is unnecessary, the aggregate Common Stock issued or issuable in connection with the offering is limited to the lesser of 4,442,661 shares and 19.99% of the Common Stock or voting power outstanding immediately before the first issuance of securities in the offering. The cap applies in the aggregate to conversion, redemption, amounts attributable to accrued dividends, recapitalization adjustments and other issuances under the offering. Shares above the aggregate cap remain unissuable unless and until the Company obtains the requisite stockholder approval or written Nasdaq confirmation.

Voting Rights. The Series D Preferred Stock carries voting rights only on the protective matters described below and as expressly required by the Texas Business Organizations Code.

Protective Provisions. While any shares of Series D Preferred Stock remain outstanding, the affirmative vote or written consent of holders of at least two-thirds of the outstanding Series D shares, voting separately as a class with one vote per share, is required to (i) amend the Series D Designation, (ii) increase or decrease the number of authorized Series D shares, other than through redemption or conversion, (iii) amend the Company’s Certificate of Formation, including by designating an additional series of preferred stock, in a manner adverse to the rights, preferences or privileges of the Series D Preferred Stock, or (iv) otherwise change those rights, preferences or privileges of the Series D Preferred Stock adversely.

Redemption Rights. Beginning on the third anniversary of the first issuance of any Series D shares, the Company may redeem outstanding Series D shares, in whole or in part, for $15.00 per share plus accrued and unpaid dividends through, but excluding, the redemption date. The Company may pay in cash or, subject to applicable securities laws, Nasdaq requirements and any required stockholder approval, in Common Stock valued at the closing sales price on the trading day immediately preceding the redemption date, subject to the Floor Price. If that closing price is below the Floor Price or the Common Stock does not trade on a principal market specified in the Series D Designation, accrued and unpaid dividends are payable in cash.

The Company must give affected holders between 20 and 60 days’ written notice of any redemption and allocate any partial redemption pro rata based on their Series D Preferred Stock holdings. If the Company fails to pay or irrevocably make available the full redemption consideration when due, the affected shares remain outstanding, retain their rights and continue to accrue dividends. Holders have no right to require redemption.

The foregoing descriptions are qualified in their entirety by the Series B Amendment, Series C Amendment and Series D Designation, incorporated herein by reference as Exhibits 3.1, 3.2 and 3.3, respectively.

The Series D Preferred Stock and the shares of common stock issuable upon conversion thereof or otherwise pursuant to its terms have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may be offered and sold only pursuant to registration or an applicable exemption from registration. This Current Report on Form 8-K is provided for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of the Series D Preferred Stock pursuant to Regulation A under the Securities Act will be made through the applicable offering circular and in accordance with applicable law. No money or other consideration is being solicited by this report, and none will be accepted in response hereto. No sales in the contemplated Regulation A offering will occur before the Securities and Exchange Commission qualifies the applicable offering statement on Form 1-A.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 6, 2026, the holder of all 980,000 outstanding shares of Series C Preferred Stock, acting by written consent in lieu of a meeting, approved the Series C Amendment and the Series D Designation and the transactions contemplated thereby, including the proposed sale of up to 1,000,000 shares of Series D Preferred Stock at $10.00 per share pursuant to Regulation A. The consenting holder represented 100% of the outstanding Series C shares and voting power entitled to act on the matters submitted. All 980,000 shares consented to each matter; there were no votes against, abstentions or broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Mangoceuticals, Inc.’s Certificate of Designations of Series B Convertible Preferred Stock, filed with the Secretary of State of Texas on November 9, 2026 (incorporated by reference to Exhibit 2.11 to the Company’s Offering Statement on Form 1-A filed November 12, 2026).
3.2	Certificate of Amendment to Mangoceuticals, Inc.’s Certificate of Designations of 6% Series C Convertible Cumulative Preferred Stock, filed with the Secretary of State of Texas on November 9, 2026 (incorporated by reference to Exhibit 2.12 to the Company’s Offering Statement on Form 1-A filed November 12, 2026).
3.3	Certificate of Designations of Mangoceuticals, Inc.’s 8% Series D Convertible Cumulative Preferred Stock, filed with the Secretary of State of Texas on November 9, 2026 (incorporated by reference to Exhibit 2.13 to the Company’s Offering Statement on Form 1-A filed November 12, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: November 13, 2026	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer